Principal Funds, Inc.
Supplement dated June 21, 2021
to the Statement of Additional Information dated December 31, 2020
(as previously supplemented)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective on or about July 1, 2021, in the Management Agreement section, delete the Origin Emerging Markets row from the second table, and add the following row alphabetically to the third table:

Net Asset Value of Fund
	First $500 Million	Next $500 Million	Next $500 Million	Next $500 Million	Next $1 Billion	Over $3 Billion
Origin Emerging Markets	1.05%	1.03%	1.01%	1.00%	0.99%	0.98%

PORTFOLIO MANAGER DISCLOSURE

In the Advisor: Principal Global Investors, LLC (Columbus Circle Portfolio Managers) under Ownership of Securities, delete the row for Marc R. Shapiro from the table, and replace with the following:

Ownership of Securities

Portfolio Manager	Trust Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Marc R. Shapiro	Small-MidCap Growth	$50,001 - $100,000
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